UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 4, 2016

Sport Endurance Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-161943	26-2754069
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1890 South 3850 West Salt Lake City Utah 84104
(Address of Principal Executive Officers)     (Zip Code)

Registrant's telephone number, including area code: 888-511-9018

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Sport Endurance Inc. are pleased to announce that David Lelong has been appointed as Chairman of Board of Directors of Sport Endurance Inc. David Lelong has also been appointed as President/CEO of Sport Endurance Inc.  Effective immediately Gerald Ricks will resign as President/CEO and Chairman of Sport Endurance Inc.  The Board of directors unanimously approved these changes Effective February 04, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPORT ENDURANCE, INC.

Dated: February 04, 2016	By:	/s/ Gerald Ricks
Gerald Ricks
Chief Executive Officer and Chairman, President